UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          August 11, 2002



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)





Item 3. Bankruptcy

     On August 11, 2002 (Petition Date), US Airways Group, Inc. (the Company) and seven of its domestic subsidiaries, including
US Airways, Inc. (US Airways) (collectively, the Debtors) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (Bankruptcy Code), in the United States Bankruptcy Court for the Eastern District of Virginia (Bankruptcy Court or Court) (Case Nos.02-83984-SSM, 02-83985-SSM, 02-83986-SSM, 02-83987-SSM,
02-83988-SSM, 02-83989-SSM, 02-83990-SSM, and 02-83991-SSM).  The
reorganization cases are being jointly administered under the caption "In re US Airways Group, Inc., et al., Case No. 02-83984-SSM." The Debtors will continue to operate their business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

     See Exhibits 99.1 and 99.2 below for news releases issued by the Company announcing the filing and the approval of bridge orders by the Bankruptcy Court.

Item 5. Other Events

     On August 11, 2002, the Company and US Airways issued a news release announcing that, in order to facilitate the prompt completion of its restructuring initiatives, the Company and certain of its subsidiaries (including US Airways) filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code (see Exhibit
99.1 below). The Company's unrestricted cash position as of the petition date was in excess of $500 million. In addition, on August 11, 2002, the Company and US Airways issued a second news release announcing the approval of bridge orders by the Bankruptcy Court. This news release also discloses amended petition assets and liabilities (see Exhibit 99.2 below).

     Certain of the information contained in the attached news releases should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations;
the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

Designation                      Description
-----------                      -----------
    99.1        News release dated August 11, 2002, of US Airways
        	      Group, Inc. and US Airways, Inc.

    99.2        News release dated August 11, 2002, of US Airways
        	      Group, Inc. and US Airways, Inc.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              US Airways Group, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: August 12, 2002    By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer

                              US Airways, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: August 12, 2002    By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer





            (this space intentionally left blank)


Exhibit 99.1

News Release

					Media Contact: 	  703-872-7420
					Investor Contact: 800-290-9430

		US AIRWAYS TO COMPLETE RESTRUCTURING
		 PLAN IN CHAPTER 11 REORGANIZATION

  All Flights and Customer Programs To Continue Without Interruption;
           Airline Targets First Quarter 2003 Emergence

 $500 Million DIP Financing Led by Credit Suisse First Boston and Bank
			of America Corp.;
 New $200 Million Equity Investment to be Coupled with $1 Billion ATSB
			     Loan

    Airline Reaffirms Commitment to Labor-Friendly Reorganization

ARLINGTON, Va. - August 11, 2002 - US Airways Group, Inc. (NYSE: U) today announced that, in order to facilitate the prompt completion of its restructuring initiatives, the Company and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code. The airline said today's action will allow the company to effect cost savings from aircraft lessors and financiers and other key stakeholders as a means of ensuring the Company's return to profitability.

"Ultimately, this effort is about our customers, employees, and the communities we serve, as we seek to fix the airline's finances and return to profitability. US Airways will continue to operate while we complete our financial restructuring, and our customers should be confident that we will continue service to the more than 200 communities in our network," said US Airways President and Chief Executive Officer David Siegel. "Our Dividend Miles program will continue to offer millions of fliers significant award benefits throughout the restructuring process and beyond, and the co-branded US Airways/Bank of America credit card and similar programs will be unaffected. Our employees, whose hard work and dedication are essential to the success of our restructuring, will continue to be paid on their regular payroll schedule and benefit programs will continue. Vendors will be paid in the ordinary course for goods and services provided going forward."

The Company filed its petitions on Sunday evening in the U.S. Bankruptcy Court for the Eastern District of Virginia in Alexandria. The Company's petitions listed assets of approximately $7.81 billion and liabilities of approximately $7.83 billion.* The Court has scheduled a hearing on the Company's first day motions for 10:30 a.m. EDT on Monday, Aug. 12, 2002, before the Honorable Robert G. Mayer in Courtroom No. 3 at the Martin Bostetter Jr. U.S. Courthouse in Alexandria.

US Airways has secured commitments for $500 million in debtor-in-possession (DIP) financing from a group of institutions led by Credit Suisse First Boston and Bank of America Corp., with participation from Texas Pacific Group, among others. In a move to strengthen its balance sheet, US Airways announced that Texas Pacific Group has entered into a memorandum of understanding to provide a $200 million investment in the new equity of the airline upon its emergence from Chapter 11 protection, which the Company anticipates will be coupled with the $1 billion collateralized loan backed by the federal guarantee that has been conditionally approved by the Air Transportation Stabilization Board

		2345 Crystal Drive Arlington, VA 22227


* As described in Exhibit 99.2, the Company amended its petitions to list liabilities of $10.65 billion.


(ATSB). The Company expects that its court-supervised restructuring will be accomplished on a "fast-track" basis and has targeted emergence from Chapter 11 in the first quarter of 2003.

Siegel said that the participation of top-tier institutions such as Credit Suisse First Boston, Bank of America, and Texas Pacific Group was a strong endorsement of the Company's restructuring plan, the airline's franchise, and the overall confidence in the eventual rebound of the airline sector. Under the terms of its memorandum of understanding, Texas Pacific Group will make a $200 million investment in the equity of the airline upon its emergence from Chapter 11 protection. This investment, which remains subject to continuing diligence and final documentation, competing and/or higher offers, and court approval, would result in Texas Pacific Group owning about 38% of the airline post-emergence. In addition, Texas Pacific Group would hold seats on the reconstituted Board of Directors when US Airways emerges from Chapter 11 protection.

"In the face of an uncertain and trying time for the industry, we have been impressed by the major strides taken by US Airways' management and employees to significantly improve the competitiveness of the airline," said Richard P. Schifter, partner, Texas Pacific Group. "Given the progress made to date, the time required in Chapter 11 to complete the restructuring should be relatively brief. We look forward to finalizing our arrangements so that, together with the ATSB financing, our capital and industry experience can contribute to the Company's prompt emergence and long term prosperity."

US Airways was the hardest hit of U.S. airlines by the aftermath of September 11. The prolonged closure of Washington Reagan National Airport, higher security costs, the economic recession, and the cutback in travel along the east coast, all contributed significantly to the Company's financial losses. Siegel was appointed president and chief executive officer of the airline in March 2002, with the task of reversing financial losses which have exceeded $1.5 billion over the previous four reported quarters. After a thorough strategic, operational and financial review, the Company put in place a three-part restructuring plan that involves improving liquidity, increasing revenues, and reducing costs, to allow the Company to take advantage of its competitive strengths and return to profitability. So far, the following milestones have been accomplished:

Improving Liquidity:
-------------------
The Company said the $500 million DIP facility should provide it with ample liquidity in the interim during its Chapter 11 proceeding. Additionally, on July 10, 2002, US Airways received conditional approval from the ATSB for a federal guarantee of $900 million of a $1 billion loan. The Company expects to satisfy all conditions set forth by the ATSB in the context of a successful court-supervised restructuring in order to secure the loan's proceeds upon emergence from Chapter 11. The $1 billion ATSB loan, and the Texas Pacific Group's $200 million equity investment, coupled with significant cost reductions and revenue enhancement initiatives, will dramatically improve the Company's cash flow and balance sheet, as it implements all aspects of the restructuring plan to achieve its goal of returning to profitability.

Increasing Revenues:
-------------------
In late July, the Company entered into an agreement for a marketing alliance with United Airlines and submitted the plan to the U.S.
Department of Transportation (DOT) for review.   The alliance
includes a codeshare agreement to allow passengers to book tickets on both carriers to a wider array of destinations, as well as to access both carriers' frequent flier programs and airport lounges.
Patterned after existing marketing alliances among other domestic and international carriers, the alliance is expected to increase the Company's revenues up to $200 million per year as it helps the airline expand its network beyond its focus in the eastern U.S. and the Caribbean, providing broader service to its customers.

In addition, US Airways continues to negotiate with two regional jet manufacturers - Embraer and Bombardier. Both manufacturers remain committed to providing the airline with a large number of regional jets (RJ). While commercial terms are nearly complete, final selection of manufacturers, aircraft size and type depend on the successful conclusion of an overall restructuring plan and specific financing terms. US Airways plans to execute an order for up to 200 firm deliveries and 300 options for regional jets, consistent with the RJ scope clause provisions negotiated in the recently-ratified agreement with the Air Line Pilots Association (ALPA).

Reducing Costs:
--------------
The Company's restructuring plan is predicated upon achieving binding commitments for cost-savings from employees, aircraft lessors and
financiers and other parties.   On the labor front, the Company has
ratified agreements with ALPA, the Association of Flight Attendants
(AFA), and the Transport Workers Union (TWU) unit which represents flight crew training instructors. The Company is awaiting the ratification of agreements with TWU units for dispatchers and simulator engineers. In addition, officers, management and non-union employees are taking pay cuts, foregoing bonuses, and taking benefit cuts similar to unionized workers.

The International Association of Machinists (IAM) has informed the Company that it will put out for ratification the final restructuring package for the mechanics and related work group, fleet service, and maintenance trainers, which will be comparable to the cost savings targets set for all other labor groups. The remaining union, the Communications Workers of America (CWA), has not yet reached an agreement with US Airways. However, the Company has asked the CWA to put out for ratification the restructuring package for customer service and reservations agents, but has not yet received a formal response. The Company remains committed to either reaching an agreement with the CWA, or ensuring that savings are obtained through the bankruptcy process.

While US Airways was able to successfully negotiate cost-savings from many of its employee groups, the Company determined that it was unlikely to conclude consensual negotiations with certain vendors, aircraft lessors and financiers in a timeframe necessary to complete an out-of-court restructuring. Siegel cited as factors the large number of lessors and financiers and the Company's inability to reject surplus aircraft leases and return excess aircraft outside of Chapter 11.

"Our employees have not only been running a great airline, but have also committed themselves to the Company's successful restructuring. We recognize the impact the sacrifices they are making will have on them and their families. In exchange for their participation, we have committed that this will be a labor-friendly Chapter 11 reorganization, in which we will honor new agreements that have been ratified, and provide labor with a voice in the Company's governance through representation on the Board of Directors, " Siegel said. "Our efforts will now be focused on renegotiating favorable terms with certain large vendors, lenders and aircraft lessors, which is essential to accomplish our restructuring initiatives. Our reorganization is critical not only to our employees, but also to the economies of the communities we serve. "

US Airways continues its exceptional service record, consistently placing near the top in the DOT's monthly statistics for on-time performance, baggage delivery, and customer service throughout 2002. In 2001, US Airways finished first in three of the four DOT quality measurements and was ranked as the top network carrier by the Airline Quality Rating index. The largest air carrier east of the Mississippi where more than 60 percent of the U.S. population resides, US Airways operates the seventh largest airline in the United States and the fourteenth largest airline in the world with approximately 40,000 full-time and part-time employees. US Airways carried approximately 56 million passengers last year with regularly scheduled service to approximately 200 destinations in 38 states across the United States and in Canada, Mexico, the Caribbean and Europe. Operating revenues for the year ended December 31, 2001 were approximately $8.3 billion.

As part of the Company's timetable to emerge from Chapter 11 reorganization, the Company intends to file its disclosure statement and plan of reorganization by December 31, 2002. The Company presently contemplates that one of the elements of any plan of reorganization may be the cancellation of the Company's existing equity securities without the prospects of any distribution to existing holders. There is no assurance as to what values, if any, will be ascribed in the Chapter 11 cases as to the value of the Company's existing common stock and/or any other equity securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these securities as the value and prospects are highly speculative.

This press release as well as other statements made by US Airways may contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the quarterly report on Form 10-Q for the quarter ended March 31, 2002. US Airways disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

				-30-

Number:  4336

Exhibit 99.2

News Release

					Media Contact: 	  703-872-7420
					Investor Contact: 800-290-9430



			US AIRWAYS GRANTED
		 COURT APPROVAL OF BRIDGE ORDERS

  Bridge Orders Cover Employee Wages and Benefits, Customer Programs,
   Fuel Contracts, Interline Agreements and Other Essential Relief


ARLINGTON, Va. - August 11, 2002, 11:58 p.m. - US Airways Group, Inc.(NYSE:U) announced that in support of it restructuring efforts, the U.S. Bankruptcy Court entered a series of "bridge" orders on Sunday evening granting interim relief until it completes its consideration of the Company's first day motions scheduled for Monday.

Under the interim relief granted by the Court, US Airways received permission to:

	Pay pre-petition and post-petition employee wages and benefits

	Honor pre-petition obligations to customers and continue customer programs including US Airways' Dividend Miles program

	Pay for fuel under existing fuel supply contracts, and honor existing fuel supply, distribution and storage agreements

	Assume contracts relating to interline agreements with other airlines

	Pay pre-petition claims of certain critical trade vendors

	Pay pre-petition obligations to foreign vendors, service providers and governments

	Continue maintenance of existing bank accounts and existing cash management systems

	Pay certain pre-petition claims and honor certain contracts with outside mechanics, repairmen, contractors and shippers

		2345 Crystal Drive Arlington, VA 22227

A hearing on the Company's first day motions has been scheduled before the Honorable Robert G. Mayer at 10:30 a.m. EDT on Monday,
August 12 in Courtroom No. 3 at the Martin V. B. Bostetter Jr. United States Courthouse in Alexandria, Virginia.

"We are very pleased that the Court has granted this important relief with respect to our employees, customers and vendors, which ensures the seamless launch of our restructuring under Chapter 11, " said US Airways President and Chief Executive Officer David Siegel. "We look forward to the Court's timely consideration of our full slate of first-day orders at tomorrow's hearing."

Siegel noted that while it restructures, the Company will continue to service the more than 200 communities that rely upon US Airways for air transportation, and it intends to move forward with its recently announced agreement for a marketing alliance with United Airlines, which has been submitted to the U.S. Department of Transportation for review.

The Company filed its Chapter 11 petitions in the U.S. Bankruptcy Court for the Eastern District of Virginia in Alexandria. The Company amended certain exhibits to its petitions on Sunday evening to reflect both current and long-term liabilities as of March 31,
2002.    The case number is 02-83984-SSM and has been assigned to the
Honorable Stephen S. Mitchell. The Company's petitions, as amended, listed assets of approximately $7.81 billion and liabilities of approximately $10.65 billion.

US Airways continues its exceptional service record, consistently placing near the top in the U.S. Department of Transportation's monthly statistics for on-time performance, baggage delivery, and customer service. The largest air carrier east of the Mississippi where more than 60 percent of the U.S. population resides, US Airways operates the seventh largest airline in the United States and the fourteenth largest airline in the world with approximately 40,000 full-time and part-time employees. US Airways carried approximately 56 million passengers last year with regularly scheduled service to approximately 200 destinations in 38 states across the United States and in Canada, Mexico, the Caribbean and Europe. Operating revenues for the year ended December 31, 2001 were approximately $8.3 billion.

This press release as well as other statements made by US Airways may contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the quarterly report on Form 10-Q for the quarter ended March 31, 2002. US Airways disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

				- 30 -

Number:  4337